DISCOVER FINANCIAL SERVICES									Exhibit 99.1
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Restated							As Adjusted [1]
	Quarter Ended				Twelve Months Ended	Quarter Ended			Nine Months Ended
	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Sep 30, 2024
EARNINGS SUMMARY
Discount/Interchange Revenue	$1,030	$1,141	$1,147	$1,142	$4,460	$1,024	$1,153	$1,142	$3,319
Discount and Interchange Revenue, net	314	353	360	354	1,381	321	437	363	1,121
Total Non-Interest Income	594	684	705	712	2,695	673	1,014	798	2,485
Revenue Net of Interest Expense	$3,726	$3,861	$4,027	$4,180	$15,794	$4,160	$4,538	$4,453	$13,151

Other Expense	$124	$162	$254	$263	$803	$148	$336	$277	$761
Total Operating Expense	$1,383	$1,404	$1,564	$1,788	$6,139	$1,544	$1,738	$1,788	$5,070

Income/ (Loss) Before Income Taxes	$1,241	$1,152	$761	$483	$3,637	$1,119	$2,061	$1,192	$4,372
Tax Expense	286	263	175	117	841	268	538	322	1,128
Net Income/ (Loss)	$955	$889	$586	$366	$2,796	$851	$1,523	$870	$3,244

Net Income/ (Loss) Allocated to Common Stockholders	$918	$883	$550	$364	$2,715	$813	$1,515	$834	$3,162

Operating Efficiency	37.1%	36.4%	38.9%	42.8%	38.9%	37.1%	38.3%	40.1%	38.6%
ROE	28%	26%	17%	10%	20%	24%	40%	21%	28%
Payout Ratio	149%	98%	31%	40%	94%	22%	12%	19%	16%

PER SHARE STATISTICS
Basic EPS	$3.50	$3.49	$2.21	$1.45	$10.71	$3.25	$6.04	$3.32	$12.61
Diluted EPS	$3.50	$3.49	$2.21	$1.45	$10.70	$3.25	$6.03	$3.32	$12.61
Book Value per share	$53.00	$53.54	$54.65	$56.92	$56.92	$58.54	$63.76	$68.11	$68.11

SEGMENT RESULTS
Digital Banking
Non-Interest Income	$506	$569	$575	$595	$2,245	$541	$691	$669	$1,901
Revenue Net of Interest Expense	3,638	3,746	3,897	4,063	15,344	4,028	4,215	4,324	12,567

Total Operating Expense	1,342	1,359	1,519	1,725	5,945	1,494	1,692	1,743	4,929
Income/ (Loss) Before Income Taxes	$1,194	$1,082	$676	$429	$3,381	$1,037	$1,784	$1,108	$3,929

Pretax Return on Loan Receivables	4.32%	3.77%	2.23%	1.35%	2.86%	3.28%	5.65%	3.45%	4.12%

[1] Incremental information arising after the earnings release on October 16, 2024 for the period ended September 30, 2024, but prior to the filing of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2024, has increased the estimate for probable penalties related to the card product misclassification by $90 million. This charge is included in the results for the quarter ended September 30, 2024, as well as the nine month period ended on the same date.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Restated						As Adjusted [1]
	Quarter Ended
	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024
BALANCE SHEET SUMMARY
Assets
Other Assets	$4,610	$4,975	$5,696	$5,858	$6,083	$5,973	$5,371
Total Assets	$133,290	$138,235	$143,615	$151,713	$152,707	$150,888	$151,615

Liabilities & Stockholders' Equity
Accrued Expenses and Other Liabilities	$5,789	$5,590	$6,464	$7,216	$7,132	$7,387	$6,477
Total Liabilities	119,692	124,853	129,950	137,478	138,037	134,878	134,506
Total Equity	13,598	13,382	13,665	14,235	14,670	16,010	17,109
Total Liabilities and Stockholders' Equity	$133,290	$138,235	$143,615	$151,713	$152,707	$150,888	$151,615

BALANCE SHEET STATISTICS
Total Common Equity	$12,542	$12,326	$12,609	$13,179	$13,614	$14,954	$16,053
Total Common Equity/Total Assets	9.4%	8.9%	8.8%	8.7%	8.9%	9.9%	10.6%
Total Common Equity/Net Loans	11.9%	11.2%	11.1%	11.1%	11.6%	12.5%	13.5%

Tangible Assets	$133,035	$137,980	$143,360	$151,458	$152,452	$150,633	$151,360
Tangible Common Equity	$12,287	$12,071	$12,354	$12,924	$13,359	$14,699	$15,798
Tangible Common Equity/Tangible Assets	9.2%	8.7%	8.6%	8.5%	8.8%	9.8%	10.4%
Tangible Common Equity/Net Loans	11.7%	11.0%	10.8%	10.8%	11.4%	12.3%	13.3%
Tangible Common Equity per share	$47.89	$48.29	$49.41	$51.67	$53.31	$58.53	$62.89

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	14.3%	13.8%	13.6%	13.2%	13.3%	14.2%	14.9%
Tier 1 Risk Based Capital Ratio	12.5%	12.1%	12.0%	11.6%	11.7%	12.6%	13.4%
Tier 1 Leverage Ratio	11.1%	10.8%	10.6%	10.3%	10.1%	11.1%	11.4%
Common Equity Tier 1 Capital Ratio	11.6%	11.2%	11.1%	10.8%	10.9%	11.8%	12.5%

[1] Incremental information arising after the earnings release on October 16, 2024 for the period ended September 30, 2024, but prior to the filing of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2024, has increased the estimate for probable penalties related to the card product misclassification by $90 million. This charge is included in the results for the quarter ended September 30, 2024.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	Restatement Impacts														Adjustments [1]
	Quarter Ended								Twelve Months Ended		Quarter Ended						Nine Months Ended
	Mar 31, 2023		Jun 30, 2023		Sep 30, 2023		Dec 31, 2023		Dec 31, 2023		Mar 31, 2024		Jun 30, 2024		Sep 30, 2024		Sep 30, 2024
EARNINGS SUMMARY
Discount/Interchange Revenue	($16)		($17)		($17)		($16)		($66)		($50)		$—		$—		($50)
Discount and Interchange Revenue, net	(16)		(17)		(17)		(16)		(66)		(50)		—		—		(50)
Total Non-Interest Income	(16)		(17)		(17)		(16)		(66)		(50)		—		—		(50)
Revenue Net of Interest Expense	($16)		($17)		($17)		($16)		($66)		($50)		$—		$—		($50)

Other Expense	$—		$—		$110		$13		$123		($765)		$9		$96		($660)
Total Operating Expense	$—		$—		$110		$13		$123		($765)		$9		$96		($660)

Income/ (Loss) Before Income Taxes	($16)		($17)		($127)		($29)		($189)		$715		($9)		($96)		$610
Tax Expense	(3)		(5)		(30)		(7)		(45)		172		(2)		(1)		169
Net Income/ (Loss)	($13)		($12)		($97)		($22)		($144)		$543		($7)		($95)		$441

Net Income/ (Loss) Allocated to Common Stockholders	($13)		($12)		($97)		($22)		($144)		$539		($6)		($94)		$439

Operating Efficiency	20	bps	20	bps	290	bps	50	bps	100	bps	(1,780)	bps	20	bps	210	bps	(480)	bps
ROE	100	bps	—	bps	(200)	bps	(100)	bps	(100)	bps	1,600	bps	—	bps	(200)	bps	400	bps
Payout Ratio	200	bps	100	bps	500	bps	300	bps	500	bps	(4,400)	bps	—	bps	200	bps	(300)	bps

PER SHARE STATISTICS
Basic EPS	($0.05)		($0.05)		($0.38)		($0.09)		($0.56)		$2.15		($0.02)		($0.37)		$1.75
Diluted EPS	($0.05)		($0.05)		($0.38)		($0.09)		($0.56)		$2.15		($0.03)		($0.37)		$1.76
Book Value per share	($1.79)		($1.90)		($2.28)		($2.37)		($2.37)		($0.20)		($0.23)		($0.60)		($0.60)

SEGMENT RESULTS
Digital Banking
Non-Interest Income	($16)		($17)		($17)		($16)		($66)		($50)		$—		$—		($50)
Revenue Net of Interest Expense	(16)		(17)		(17)		(16)		(66)		(50)		—		—		(50)

Total Operating Expense	—		—		110		13		123		(765)		9		96		(660)
Income/ (Loss) Before Income Taxes	($16)		($17)		($127)		($29)		($189)		$715		($9)		($96)		$610

Pretax Return on Loan Receivables	(6)	bps	(5)	bps	(42)	bps	(10)	bps	(16)	bps	226	bps	(3)	bps	(30)	bps	64	bps

[1] Incremental information arising after the earnings release on October 16, 2024 for the period ended September 30, 2024, but prior to the filing of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2024, has increased the estimate for probable penalties related to the card product misclassification by $90 million. This charge is included in the results for the quarter ended September 30, 2024, as well as the nine month period ended on the same date.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	Restatement Impacts											Adjustments [1]
	Quarter Ended
	Mar 31, 2023		Jun 30, 2023		Sep 30, 2023		Dec 31, 2023		Mar 31, 2024		Jun 30, 2024		Sep 30, 2024
BALANCE SHEET SUMMARY
Assets
Other Assets	$149		$153		$183		$191		$18		$21		$22
Total Assets	$149		$153		$183		$191		$18		$21		$22

Liabilities & Stockholders' Equity
Accrued Expenses and Other Liabilities	$611		$627		$754		$784		$68		$78		$173
Total Liabilities	611		627		754		784		68		78		173
Total Equity	(462)		(474)		(571)		(593)		(50)		(57)		(151)
Total Liabilities and Stockholders' Equity	$149		$153		$183		$191		$18		$21		$22

BALANCE SHEET STATISTICS
Total Common Equity	($462)		($474)		($571)		($593)		($50)		($57)		($151)
Total Common Equity/Total Assets	(40)	bps	(40)	bps	(40)	bps	(40)	bps	—	bps	—	bps	(10)	bps
Total Common Equity/Net Loans	(50)	bps	(50)	bps	(50)	bps	(50)	bps	—	bps	(10)	bps	(20)	bps

Tangible Assets	$149		$153		$183		$191		$18		$21		$22
Tangible Common Equity	($462)		($474)		($571)		($593)		($50)		($57)		($151)
Tangible Common Equity/Tangible Assets	(40)	bps	(40)	bps	(40)	bps	(40)	bps	—	bps	—	bps	(10)	bps
Tangible Common Equity/Net Loans	(40)	bps	(40)	bps	(50)	bps	(50)	bps	—	bps	(10)	bps	(20)	bps
Tangible Common Equity per share	($1.79)		($1.90)		($2.28)		($2.37)		($0.20)		($0.23)		($0.60)

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	(40)	bps	(50)	bps	(50)	bps	(50)	bps	—	bps	(10)	bps	(10)	bps
Tier 1 Risk Based Capital Ratio	(50)	bps	(40)	bps	(50)	bps	(50)	bps	—	bps	(10)	bps	(10)	bps
Tier 1 Leverage Ratio	(30)	bps	(30)	bps	(40)	bps	(40)	bps	—	bps	—	bps	(10)	bps
Common Equity Tier 1 Capital Ratio	(50)	bps	(50)	bps	(50)	bps	(50)	bps	—	bps	(10)	bps	(20)	bps

[1] Incremental information arising after the earnings release on October 16, 2024 for the period ended September 30, 2024, but prior to the filing of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2024, has increased the estimate for probable penalties related to the card product misclassification by $90 million. This charge is included in the results for the quarter ended September 30, 2024.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported
	Quarter Ended				Twelve Months Ended	Quarter Ended			Nine Months Ended
	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Sep 30, 2024
EARNINGS SUMMARY
Discount/Interchange Revenue	$1,046	$1,158	$1,164	$1,158	$4,526	$1,074	$1,153	$1,142	$3,369
Discount and Interchange Revenue, net	330	370	377	370	1,447	371	437	363	1,171
Total Non-Interest Income	610	701	722	728	2,761	723	1,014	798	2,535
Revenue Net of Interest Expense	$3,742	$3,878	$4,044	$4,196	$15,860	$4,210	$4,538	$4,453	$13,201

Other Expense	$124	$162	$144	$250	$680	$913	$327	$181	$1,421
Total Operating Expense	$1,383	$1,404	$1,454	$1,775	$6,016	$2,309	$1,729	$1,692	$5,730

Income/ (Loss) Before Income Taxes	$1,257	$1,169	$888	$512	$3,826	$404	$2,070	$1,288	$3,762
Tax Expense	289	268	205	124	886	96	540	323	959
Net Income/ (Loss)	$968	$901	$683	$388	$2,940	$308	$1,530	$965	$2,803

Net Income/ (Loss) Allocated to Common Stockholders	$931	$895	$647	$386	$2,859	$274	$1,521	$928	$2,723

Operating Efficiency	36.9%	36.2%	36.0%	42.3%	37.9%	54.9%	38.1%	38.0%	43.4%
ROE	27%	26%	19%	11%	21%	8%	40%	23%	24%
Payout Ratio	147%	97%	26%	37%	89%	66%	12%	17%	19%

PER SHARE STATISTICS
Basic EPS	$3.55	$3.54	$2.59	$1.54	$11.27	$1.10	$6.06	$3.69	$10.86
Diluted EPS	$3.55	$3.54	$2.59	$1.54	$11.26	$1.10	$6.06	$3.69	$10.85
Book Value per share	$54.79	$55.44	$56.93	$59.29	$59.29	$58.74	$63.99	$68.71	$68.71

SEGMENT RESULTS
Digital Banking
Non-Interest Income	$522	$586	$592	$611	$2,311	$591	$691	$669	$1,951
Revenue Net of Interest Expense	3,654	3,763	3,914	4,079	15,410	4,078	4,215	4,324	12,617

Total Operating Expense	1,342	1,359	1,409	1,712	5,822	2,259	1,683	1,647	5,589
Income/ (Loss) Before Income Taxes	$1,210	$1,099	$803	$458	$3,570	$322	$1,793	$1,204	$3,319

Pretax Return on Loan Receivables	4.38%	3.82%	2.65%	1.45%	3.02%	1.02%	5.68%	3.75%	3.48%

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported
	Quarter Ended
	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024
BALANCE SHEET SUMMARY
Assets
Other Assets	$4,461	$4,822	$5,513	$5,667	$6,065	$5,952	$5,349
Total Assets	$133,141	$138,082	$143,432	$151,522	$152,689	$150,867	$151,593

Liabilities & Stockholders' Equity
Accrued Expenses and Other Liabilities	$5,178	$4,963	$5,710	$6,432	$7,064	$7,309	$6,304
Total Liabilities	119,081	124,226	129,196	136,694	137,969	134,800	134,333
Total Equity	14,060	13,856	14,236	14,828	14,720	16,067	17,260
Total Liabilities and Stockholders' Equity	$133,141	$138,082	$143,432	$151,522	$152,689	$150,867	$151,593

BALANCE SHEET STATISTICS
Total Common Equity	$13,004	$12,800	$13,180	$13,772	$13,664	$15,011	$16,204
Total Common Equity/Total Assets	9.8%	9.3%	9.2%	9.1%	8.9%	9.9%	10.7%
Total Common Equity/Net Loans	12.4%	11.7%	11.6%	11.6%	11.6%	12.6%	13.7%

Tangible Assets	$132,886	$137,827	$143,177	$151,267	$152,434	$150,612	$151,338
Tangible Common Equity	$12,749	$12,545	$12,925	$13,517	$13,409	$14,756	$15,949
Tangible Common Equity/Tangible Assets	9.6%	9.1%	9.0%	8.9%	8.8%	9.8%	10.5%
Tangible Common Equity/Net Loans	12.1%	11.4%	11.3%	11.3%	11.4%	12.4%	13.5%
Tangible Common Equity per share	$49.68	$50.19	$51.69	$54.04	$53.51	$58.76	$63.49

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	14.7%	14.3%	14.1%	13.7%	13.3%	14.3%	15.0%
Tier 1 Risk Based Capital Ratio	13.0%	12.5%	12.5%	12.1%	11.7%	12.7%	13.5%
Tier 1 Leverage Ratio	11.4%	11.1%	11.0%	10.7%	10.1%	11.1%	11.5%
Common Equity Tier 1 Capital Ratio	12.1%	11.7%	11.6%	11.3%	10.9%	11.9%	12.7%